SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                     ---------------------

                            FORM 8-K

          PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 16, 1997

                    ----------------------

               WALDEN RESIDENTIAL PROPERTIES, INC.
     (Exact name of Registrant as specified in its Charter)


                            MARYLAND
                        (State of other
                          jurisdiction
                      of incorporation or
                         organization)

                            1-12592
                    (Commission file number)

                           75-2506197
                        (I.R.S. Employer
                         Identification
                            Number)


                       One Lincoln Centre
                  5400 LBJ Freeway, Suite 400
                      Dallas, Texas 75240
            (Address of principal executive offices)


Registrant's telephone number, including area code:  (972) 788-0510


                         Not Applicable
   (Former name or former address, if changed since last report)

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

Acquisitions
------------

Between July 31, 1997 and December 22, 1997, Walden Residential
Properties, Inc. (the "Company"), acquired the following properties (the "Acquisition Properties"):

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
                                                          Acquisition  Acquisition
Property                      Location             Units     Price         Date       Seller
--------                      --------             -----  -----------  -----------    ------
Windsor Park                  Hendersonville, TN    232   $ 9,500,000    07/31/97     Windsor Park Apartments, Inc.
Clover Hill                   Arlington, TX         216     6,600,000    10/03/97     1990 Clover Hill Limited Partnership
Oak Ramble                    Tampa, FL             256    10,000,000    11/03/97     MIG-Oak Ramble Associates Limited Partnership
Windsor at Parkway Station    Marietta, GA          344    18,400,000    12/16/97     Windsor at Parkway Station Limited Partnership
Windsor at Ashton Park        Tampa, FL             192     7,000,000    12/19/97     Windsor at Ashton Park Limited Partnership
Woods of Bedford              Bedford, TX           328     9,900,000    12/22/97     Pacific Life Insurance Company
                                                  -----   -----------
                                                  1,568   $61,400,000
                                                  =====   ===========

The above acquisitions were financed as follows:

Source                                            Date        Funds
------                                            ----        -----

Bonds Assumed on Windsor Park                   07/31/97  $ 6,900,000
Property Sale                                   10/02/97    4,900,000
Mortgage Assumed on Ashton Park                 12/16/97    3,900,000
Credit Facility                                 Various    45,700,000
                                                          -----------
                                                          $61,400,000
                                                          ===========

The Sellers are not affiliated with the Company, any director or officer of the Company or any associate of any such director or officer. The Acquisition Properties were previously operated by the Sellers as multifamily apartment properties, and it is the intent of the Company to continue to operate the Acquisition Properties as multifamily apartment properties.

The purchase prices, which were negotiated with the Sellers, were determined through internal analysis by the Company of historical cash flows and fair market values of the Acquisition Properties with adjustments for the Company's estimates of the cost of operation.

Disposition
-----------

On October 2, 1997, the Company sold Towne Center, a 392-unit apartment property located in Dallas, Texas for approximately $9.1 million to Towne Center Kiwi, Inc. The Purchaser is not affiliated with the Company, any director or officer of the Company or any associate of any such director or officer. The property was secured by a $4.2 million mortgage loan, which was repaid at closing. The sales price, which was negotiated with the Purchaser, was determined through internal analysis by the Company of historical cash flows and fair market value of the disposed property.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     a.   Financial Statements:

          Audited Financial Statements for the Acquisition
          Properties noted in Item 2. (except for Clover Hill, which was not audited) are not available at this time, but will be filed as soon as possible, no later than 60 days from the date of this Form 8-K.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WALDEN RESIDENTIAL PROPERTIES, INC.

/s/  Mark S. Dillinger                        December 29, 1997
----------------------                        -----------------
Mark S. Dillinger                             Date
Executive Vice President,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)


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